LEGG MASON ETF INVESTMENT TRUST

SUPPLEMENT DATED SEPTEMBER 1, 2021

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

DATED NOVEMBER 25, 2020 OF

WESTERN ASSET SHORT DURATION INCOME ETF (THE “FUND”)

1a.	Effective September 1, 2021, the following is added to the section titled “Investment Professionals-Other Accounts Managed by the Investment Professionals” in the Fund’s SAI:

Investment Professionals	Type of Account	Number of Accounts Managed	Total Assets Managed (Billions) ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (Billions) ($)
Dan Alexander*	Registered investment companies	1	0.6	None	None
	Other pooled investment vehicles	15	6.5	None	None
	Other accounts	98	48.5	2	0.9

*	The information is as of July 31, 2021 and does not reflect additional accounts (including the Fund) for which the investment professional joined the portfolio management team effective September 1, 2021.

1b.	Effective September 1, 2021, the following is added to the section titled “Investment Professionals- Investment Professional Securities Ownership” in the Fund’s SAI:

Investment Professionals	Dollar Range of Ownership of Securities ($)
Dan Alexander *	None

*	The information is as of July 31, 2021.

Please retain this supplement for future reference.

WASX654812